Cover	Aug. 06, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002134697
Document Type	S-6
Entity Registrant Name	FT 13157
Document Period End Date	Aug. 06, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average total return through a combination of capital appreciation and dividend income. Under normal circumstances, the Trust will invest at least 80% of its assets in dividend-paying equity securities.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust invests in a diversified portfolio of dividend-paying common stocks of companies from four distinct portfolio strategies which are approximately weighted based on the following allocation.

High Dividend Equity	40%
SMid High Dividend	30%
International High Dividend	20%
High Dividend Emerging Markets	10%

Through our selection process we seek to find the companies that we believe have the best prospects for above-average total return.

Identify the Universe. The first step in our selection process is to identify each universe from which we will select the stocks for the four strategies. Each universe contains stocks selected specifically for each component of the allocation. It should be noted that emerging markets stocks are included in the universe of stocks from which the International High Dividend stocks are selected and, if selected, would result in the Trust having an exposure to emerging markets stocks in excess of 10% of the Trust’s portfolio. In addition, emerging markets companies are those which are incorporated, headquartered or have a significant presence in an emerging market country.

Screen for Dividend Strength. We then evaluate companies based on multiple factors and eliminate those companies that do not meet our investment criteria as of the date the portfolio was selected. These criteria are designed to identify well-capitalized companies with above-average dividend yields and the ability to sustain current dividend levels.

Examine Historical Financial Results. The next step in our process is to look for those companies that have earned a net cash flow return on investment that is above the average of their peers.

Select Companies with Attractive Valuations. The final step in our process is to select companies based on the fundamental analysis of our team of research analysts. The stocks selected for the portfolio are those that meet our investment objective, trade at attractive valuations and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust also invests in depositary receipts and large capitalization companies.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.